                                                              Exhibit 4(b)(ii).4

------------------------------------
Sun Global Services: SunSpectrum(TM)
------------------------------------

                       Sun Microsystems Slovakia, s.r.o.
                                   Drienova 3
                               821 01 Bratislava
                        Identification Number: 35748001
                    Tax Identification Number: 35748001/601
                      Bank Account Number: 2001810207/8130
                        represented by Ing. Petr Kosina
                                 ("SunService")

                International Customer Support Program Agreement
                                      For
                            Eurotel Bratislava, a.s.
                                  Karpatska 8
                                811 05 Bratislava
                        Identification Number: 35705019
                    Tax Identification Number: 35705019/602
                              Bank Account Number:
                        represented by Jozef Barta, CEO,
                             and Thomas Cancro, CFO
                                  ("Customer")

1. AGREEMENT AND ATTACHMENTS.

This is the International Customer Support Program Agreement ("Agreement") between Customer and SunService which sets forth the terms and conditions by which SunSpectrum Support Program Services will be delivered. This also includes the Schedules, Exhibits, and Program Descriptions, which are inseparable parts of this Agreement.

"Schedule(s)" to this Agreements setting out the support programs and options that the Customer has selected (collectively referred to as "Support Programs") are attached hereto as Attachment A; the associated periodic fee ("Fees") is specified in Attachment B to this Agreement; the identity, by CPU serial number or peripheral serial number, of systems covered by the Support Program ("Covered Systems") is described in Attachment C to this Agreement; the location of the Covered Systems ("Installation Address") is specified in Attachment D to this Agreement; and designated primary and alternate Customer's contact persons ("Contacts") are specified in Attachment E hereto (collectively as "Attachments"). The date upon which the Schedule will commence ("Agreement and Schedule Effective Date"); and the term of the Agreement and the Schedules ("Effective Period").

"Support Program Descriptions" set out the pertinent Support Program details. SunService may modify the Support Program Descriptions and Fees at any time, upon thirty (30) days prior written Notice, provided that such modifications shall not apply to Covered Systems already on a Schedule, until the expiration of that Schedule then corrent Effective Period.

Agreement with Eurotel Bratislava, a.s.

2. SUPPORT REQUEST.

Only Contacts may initiate a support request with SunService. Each Contact must possess or, at Customer's expense, acquire the necessary expertise to diagnose and resolve system hardware and system software malfunctions. Additional Contacts may be designated, subject to payment of an Additional Contact Fee. An exchange of the existing Contact Person shall not be subject to any payments.

3. ADDITIONAL COVERED SYSTEMS.

Customer may add systems to a Schedule at SunService's then current per system Fee, at any time upon Notice to SunService, coverage to run continuously with the Effective Period of the Schedule. Customer will receive an Add-On Schedule reflecting the additional Covered Systems and the associated additional Fee.

4. SCHEDULE RENEWAL AND TERMINATION.

Neither party may terminate a Schedule during its initial Effective Period. A Schedule, including any Add-On Schedules, shall be in effect through the initial Effective Period and shall thereafter automatically renew for successive twelve
(12) month periods at SunService's then current Fees until terminated by either party by providing sixty (60) day prior written notice.

5. TERM AND TERMINATION.

This Agreement commences as of the date indicated in the signature block below and shall continue in force until the expiration (termination) of all attached Schedules hereunder. Either party may terminate this Agreement (i) immediately, by Notice, upon material breach by the other party if such breach cannot be remedied; and (ii) by Notice, if the other party fails to cure any material remediable breach of this Agreement within thirty (30) days of receipt of Notice of such breach. Notwithstanding anything in this Agreement to the contrary, termination of this Agreement in accordance with the terms of this Section shall effect the automatic termination of all Attachments hereunder. Rights and obligations under this Agreement, which by their nature should survive, will remain in effect after termination or expiration hereof.

6. INSPECTIONS.

Unless Covered Systems have been under a manufacturer's warranty or under a SunService Support Program within forty eight (48) hours of the date upon which a Support Plan is requested to begin, Covered Systems will be subject to inspection by SunService, and any resulting cots for required repairs or updates will be for Customer's account.

7. EXCLUSIONS.

SunService's obligation to provide hardware and/or software support under this Agreement is contingent upon proper use and care of Covered Systems. SunService shall be under no obligation to provide support under this Agreement, should such support be required because of (i) improper use, abuse, accident or neglect, (ii) alterations, modifications, or unauthorized attempts to repair Covered Systems, (iii) causes external to the Covered System, such as failure to maintain environmental conditions within the operating range specified by the manufacturer of the Covered Systems, (iv) attachment of the Covered System to equipment which has not been approved by SunService, or (v) failure to maintain Covered Systems at SunService-specified minimum configuration or release level. Any support required as a result of such events or occurrences shall be charged and paid at SunService's then current published time and materials rates. Operating supplies and accessories, such as magnetic tapes and anti-glare coatings on video display monitors, and unsupported options are not covered by this Agreement.

8. CUSTOMER'S OBLIGATIONS.

Customer shall perform routine hardware preventative maintenance and cleaning. Prior to requesting support from SunService, Customer shall comply with all published operating and troubleshooting procedures. If such efforts are unsuccessful in eliminating the malfunction, Customer shall promptly notify SunService of the malfunction. Customer shall establish and maintain a procedure external to Covered Systems for reconstruction of lost or altered files, data, or programs. Customer shall provide SunService with (i) reasonable and safe access to Covered Systems; (ii) adequate working space and facilities at the Installation Address; (iii) access to and use of all facilities of Customer necessary for SunService to service Covered Systems in accordance with the Attachments thereto; and (iv) co-operation in maintaining a site activity log.

The examination, replacement, and handling of hardware components can be hazardous. All related support tasks should be performed by qualified service personnel with the appropriate technical training and experience to recognize these hazards (e.g., electrostatic discharge) and who observe all protection procedures and precautions. Customer agrees to use qualified service personnel or to employ adequate safety precautions in the performance of his obligations hereunder.

Customer represents and warrants that it will not use services to support any equipment used in hazardous environments requiring fail-safe performance, such as in the operation of nuclear facilities, aircraft navigation or aircraft communication systems, air traffic control, or direct life support machines, in which failures could lead directly to death, personal injury, or severe physical or environmental damage ("High Risk Activities"). SunService specifically disclaims any express or implied warranty of fitness of the services in High Risk Activities.

9. LICENSES.

Customer may copy software updates, patches, new releases, and/or CD version SunSolve received by Customer under the selected Support Program up to the number of and only for use on Covered Systems. On-line versions of SunSolve may be accessed on each Covered System. Use of such software updates, patches, new releases, and/or CD version SunSolve shall be governed by and Customer agrees to be bound by the applicable software license agreement obtained with the original product. On-line versions of other support databases provided hereunder that may be accessed by Customer and CD versions of same received by Customer, may be copied up to the number permitted by contract only for use by Contact Persons for the sole purpose of diagnosing and resolving system software problems on Covered Systems. Use of educational software and videotape products shall be governed by, and the Customer agrees to be bound by, the license agreement accompanying each individual product.

All of the Covered Systems at the Installation Address(es) shall be licensed appropriately. SunService shall have the right to examine and audit or engage the services of an independent audit firm to examine and audit the records and Covered Systems of Customer to ensure compliance with this Section. Customer shall provide all assistance that may reasonably be required by SunService for such purposes. Any audit shall be performed during Customer's normal business hours and in a manner which avoids unreasonable interference with Customer's business operations.

10. MOVEMENT OF COVERED SYSTEMS.

Customer shall give SunService at least thirty (30) days Notice, prior to any movement of Covered Systems specifying the new location, in order to prevent any interruption of support. Support of Covered Systems moved by Customer to a new Installation Address is subject to local availability and may be subject to additional fees. If requested by Customer, SunService may supervise the movement of Covered Systems at SunService's then current published time and materials rates. If Covered Systems are not in good operating condition after a relocation not supervised by SunService, Customer shall pay current published time and material rates for all labor and materials required to place Covered Systems in good operating condition.

11. DISCLAIMER OF WARRANTY.

ALL EXPRESS OR IMPLIED REPRESENTATIONS AND WARRANTIES, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT, ARE DISCLAIMED, EXCEPT AS SPECIFIED IN THIS AGREEMENT OR WHERE SUCH DISCLAIMERS ARE HELD TO BE LEGALLY INVALID. THE PARTIES EXPLICITLY AGREE THAT NO ORAL OR WRITTEN STATEMENT AND NOTHING IN THE PROGRAM DESCRIPTIONS OR ANY OF THE ATTACHED PAGES SHALL BE CONSTRUED OR RELIED UPON AS AN EXPRESS OR IMPLIED WARRANTY.

12. LIMITATION OF LIABILITY.

Except for breach of any applicable license agreement, if any, Confidential Information Section, Licenses Section, or High Risk Activities provisions and/or where prohibited by law, and even if the exclusive remedies provided in this Agreement fail of their essential purpose, each party's liability to the other for claims relating to this Agreement, whether for breach, including breach of warranty, or in tort, shall be limited to the Fee paid by Customer to SunService for Support for the affected Covered System during the three (3) months immediately preceding the date upon which the claim arose. In no event will either party be liable for any indirect, punitive, special. incidental or consequential damages in connection with or arising out of this Agreement (including but not limited to loss of profits, use, data, or other economic advantage or any reprocurement or data reconstruction costs), however it arises, whether for breach of termination of this Agreement, including breach of warranty, or in tort, even if that party has been previously advised of the possibility of such damage.

13. FORCE MAJEURE.

SunService shall not be liable for non performance of this Agreement, if such nonperformance is caused by evens or conditions beyond its control.

14. CONFIDENTIAL INFORMATION.

A. If SunService or the Customer desire that information provided to the Customer or SunService under this Agreement be held in confidence, SunService agrees to identify such information as "Confidential" or "Proprietary" ("Confidential Information").

B. Both contractual Parties undertake that they shall treat all information specified as Confidential as the confidential information and keep them as a secret until the time when this Confidential Information become publicly known without being published as a consequence of any conduct or breach of the obligation by the receiver of information or their employees or representatives.

C. Any of contractual Parties will not disclose to any Party other than their employees or authorized third parties for which the Confidential Information is necessary. Without affecting previous provision, both contractual Parties shall procure that each person, who shall be in contact with the Confidential Information (or with a part of it), undertakes, that she/he keep this Confidential Information as a confidential matter.

D. The above-mentioned obligations related to confidentiality of the Confidential Information shall remain fully valid and effective notwithstanding termination of this Agreement or any other agreements concluded with the Customer.

E. The provision of the Article 14 shall not apply to any information particularly not to any Confidential Information:

      (i) that became publicly known in other manner than the breach of this Agreement or any other Agreements concluded between SunService and the Customer;

      (ii) acquired from third party, which is authorized to publish such information;

      (iii) that was known by the receiver and which he could use freely before he has obtained them from other Party provided that he may prove the knowledge of such information no later than in fourteen (14) working days; and

      (iv) that are known to a third Party, which is not under effective control of any of the contractual Parties and which is not subject to confidentiality provision.

F. This Agreement does not apply to any consent or agreement related to the take-over of any confidential information, which is concluded between Parties.

15. PAYMENT TERMS; SANCTIONS FOR NON PERFORMANCE.

Fees for the Services rendered by SunService hereunder shall be due quarterly in advance on the basis of an invoice issued by SunService and sent to Customer by 15th day of the first month of relevant quarter. Customer shall pay any due Fee by wire transfer in the manner specified by SunService within thirty (30) days following the date of the issuance of the invoice by SunService. All Fees and payments are exclusive of all sales, customs, duties, VAT and other taxes based upon the value of the services or Covered Systems. Customer shall be responsible for payment of all such taxes. If Customer's Schedule references a special discount based, for example, on a volume of a multi-year commitment, and Customer fails for any reason to meet that commitment, SunService reserves the right to bill-back the full amount of any such unearned discount.

The Fees for the services provided to Customer by SunService under this Agreement, which are expressed in U.S. Dollars in the relevant Schedule to this Agreement, shall be invoiced by SunService and paid by Customer at the Slovak crowns at the rate announced by the Slovak National Bank and prevailing on the date of the issuance of the invoice by SunService.

Should SunService fall to commence resolving the Customer's problems within the response time as specified in the conditions set forth hereunder ("Failure"), the Customer shall have the right to claim a penalty ("Penalty") for each Failure. The Penalty shall be equivalent to 10% of a portion of one monthly fee payable by the Customer to SunService pursuant to this Agreement which is paid by the Customer to SunService with respect to the Customer's equipment with which the Failure is connected; provided, however, that the total amount of all Penalties assessed hereunder during the Effective Period shall not exceed 90,000 USD.

16. EXPORT CONTROL AND NON-PROLIFERATION.

Covered Systems, services, updates, patches, new releases and CD version SunSolve provided hereunder, including technical data and media containing such technical data, are subject to United States of America ("U.S.") export control laws, including the U.S. Export Administration Act and its associated regulations, and may be subject to export or import regulations in other countries. Customer agrees to comply strictly with all such regulations and acknowledges that it has the responsibility to obtain licenses to export, re-export or import services provided hereunder after delivery to Customer.

In conformity with the Enhanced Proliferation Control Initiative ("EPCI"), Customer shall not willingly transfer, grant access to, or use the Covered Systems in design, development, production or use of missiles, nuclear weapons, or chemical or biological weapons. Customer shall immediately notify SunService if it becomes aware of any use of the Covered Systems in such activities.

17. ATTACHMENTS.

Attachments, which are inseparable parts of this Agreement:

      Attachment A - Support Programs
      Attachment B - Fees
      Attachment C - Covered Systems
      Attachment D - Installation Addresses
      Attachment E - Contacts

18. GENERAL.

This Agreement is the parties' entire agreement relating to the provision of support for Covered Systems. It supersedes all prior or contemporaneous oral or written communications, proposals and representations with respect to its subject matter and prevails over any conflicting or additional terms of any quote, order, acknowledgement or similar communication between the parties during the term of this Agreement. No modification to this Agreement will be binding, unless in writing and signed by a duly authorized representative of each party. Any waiver of any provision of this Agreement, or a delay by either party in the enforcement of any right hereunder, shall neither be construed as a continuing waiver, nor create an expectation of nonenforcement, of that or any other provision or right.

If any provision of this Agreement shall be deemed unenforceable or illegal in any jurisdiction, the remaining provisions of this Agreement shall remain in full force and effect and the parties shall use their best efforts to replace such provision with a legal one consistent with the original intent of the parties.

Neither party shall assign or otherwise transfer any of its rights or obligations under this Agreement, without the prior written consent of the other party, except that SunService may assign its right to payment and/or may assign this Agreement to an affiliated company and/or may subcontract the provision of support hereunder.

All Notices must be in writing and delivered either in person or by a means evidenced by delivery receipt to the address specified on the Attachment. Such Notice will be effective upon receipt.

All disputes related to this Agreement will be governed by and construed in accordance with the laws of the Slovak Republic and shall be finally settled by arbitration in accordance with the Conciliation and Arbitration Rules of the International Chamber of Commerce ("ICC Rules"). The arbitral tribunal shall be composed of one or more arbitrators pursuant to the ICC Rules. The language to be used in the arbitral proceedings shall be Slovak. Place of the arbitration is Bratislava, the Slovak Republic.

This Agreement shall be executed and signed in two (2) counterparts in the English language with each contractual party retaining one (1) counterpart. This Agreement may be translated into any foreign language at Customer's choice and expense. Parties agree that the English language version be controlling and prevail any foreign version of this Agreement.

19. INTELLECTUAL PROPERTY CLAIMS.

Sun will defend or settle at its option and expense any legal proceeding brought against Customer, to the extent that it is based on a claim that any products, services or technical data provided by Sun under an Agreement directly infringe a copyright or U.S. patent, and will pay all damages and costs awarded by a court of final appeal attributable to such claim, provided that Customer: (i) gives written notice of the claim promptly to Sun; (ii) gives Sun sole control of the defense and settlement of the claim; (iii) provides to Sun all available information and assistance; and (iv) has not compromised or settled such claim.

sole control of the defense and settlement of the claim; (iii) provides to Sun all available information and assistance; and (iv) has not compromised or settled such claim.

If any products, services or technical data are found to infringe, or in Sun's opinion are likely to be found to infringe, Sun may elect to (i) obtain for Customer the right to use such products, services or technical data, (ii) replace or modify the products, services, or technical data so that they become non-infringing; or, if neither of these alternatives is reasonably available,
(iii) remove and/or stop use of the products, services or technical data and refund Customer's net book value for these products, services or technical data.

Sun has no obligation under this Section 19 for any claim which results from (i) use of products, services or technical data in combination with any non-Sun-provided equipment, software or data; (ii) Sun's compliance with designs or specifications of Customer; (iii) modification of products, services or technical data; or (iv) use of an allegedly infringing version of any products, services or technical data, if the alleged infringement could be avoided by use of a different version made available to Customer.

This Section 19 states the entire liability of Sun and exclusive remedies of Customer for claims of infringement.

This Agreement must be signed by authorized representatives of Customer and SunService prior to the commencement of support.

The parties have read this Agreement, the attached Attachment(s), Exhibit(s), and the pertinent program Descriptions, and agree to be bound thereby.

The Effective Date of this Agreement is as of 23.11. , 1999.

Sun Microsystems Slovakia, s.r.o.:        Eurotel Bratislava, a.s.:


/s/ Ing. Petr Kosina                      /s/ Jozef Barta
----------------------------------        --------------------------------------
Ing. Petr Kosina                          Jozef Barta


                                          /s/ Thomas Cancro
                                          --------------------------------------
                                          Thomas Cancro

                                                        EuroTel
                                                        ------------------------
                                                        EuroTel Bratisiava, a.s.
                                                        Cislo zmluvy: 12 79/1999

Agreement on Termination of the International Customer Support Program Agreement

                                   No. SR942

entered into on 1 April 1998 ("Agreement SR942") between SunService Division Sun Microsystems intercontinental Operations, Inc., Branch Office with the address at Delostrelecka 15, 160 00 Prague 6 ("Sun MIO")

and

Eurotel Bratislava, a.s. with its seat at Karpatska 8, 811 05 Bratislava Identification Number: 35705019, Tax Identification Number: 35705019/602 ("Customer")

                               Initial Provisions

1. On 1 April 1998 Sun MIO and the Customer entered into the Agreement SR942 regarding the rendering of the services by Sun MIO to the Customer with respect to the Sun Spectrum Support Program Services. A copy of the Agreement SR942 is an inseparable Exhibit 1 hereto.

2. On 1 May 1998 Sun MIO sold the enterprise regarding the Czech branch office of Sun MIO ("Enterprise") to Sun Microsystems Czech, s.r.o. ("Sun Czech") with its seat at nam. Na Santince 5/2440, Prague 6 ("Sale of Enterprise"). Effective on 1 May 1998 (i) the assets, rights and other property values with respect to the Enterprise were transferred from Sun MIO to Sun Czech and (ii) obligations with respect to the Enterprise were assumed by Sun Czech, including the rights and obligations arising out of the Agreement SR942.

3. On 1 July 1998 Sun Microsystems Slovakia s.r.o. ("Sun Slovakia") commenced to carry out business activities in the Slovak Republic consisting of deliveries of certain equipment and rendering certain services of the intentional group of companies Sun within the territory of the Slovak Republic, such deliveries and services having been provided by Sun Czech in the past.

                                   Article 1.

1.1 Based on the foregoing, Sun Czech and the Customer agreed to terminate validity of the Agreement SR942 including all the attachments thereof ("Termination"). Validity of the Termination shall be subject to entering into the International Customer Support Program Agreement between Sun Slovakia and the Customer which form an inseparable Exhibit 2 hereof.

                                   Article 2.

2.1 The capitalized terms shall have the meaning ascribed thereto in the Agreement SR942.

2.2 This Agreement has been executed in two counterparts in English. Each contracting party shall retain one counterpart of this Agreement.

In Prague on 17/11 1999                   In Bratislava on 23.11. 1999

Sun Microsystems Czech, s.r.o.:           Eurotel Bratislava, a.s.:


/s/ Ing. Petr Kosina                      /s/ Jozef Barta
------------------------------            --------------------------------------
Ing. Petr Kosina                          Jozef Barta


                                          /s/ Thomas Cancro
                                          --------------------------------------
                                          Thomas Cancro

                                                        Contract No : EK00028289
                                                        Quote No    : EK00028289
                                                        Date        : 07/08/00
                                                        Page        : 1 of 4


                                Support Agreement
                                     Between
                    Sun Microsystems Slovakia, s.r.o. ("Sun")
                                       And
                            EuroTel Bratislava, a.s.
                                   Karpatska 8
                                   Bratislava
                                     811 05
                                    SLOVAKIA
                                  ("Customer")

The terms and conditions of the Master Service Agreement between Customer and Sun including the current SunSpectrum(SM) Programme Descriptions referred to therein and the Product Schedule attached hereto apply to this Order and Customer acknowledges that Customer has read, understands and agrees to be bound by the same.

By signing this document Customer orders the Support Services for the products detailed on the attached Product Schedule at the Fees shown and on the terms and conditions set out or referred to in this document.

EFFECTIVE PERIOD: 01/07/00 - 30/06/03              Contract Total: System/Hardware Options:   6.417,00
                                                   (Excl. VAT)     Software Items:            1.900,44
VAT No (If not previously supplied):_____________                  Contract Total:            8.317,44 USD

---------------------------------------   --------------------------------------
EuroTel Bratislava, a.s.                  Sun Microsystems Slovakia, s.r.o.
CUSTOMER

  /s/ Josef Barta, CEO
  /s/ Thomas J. Cancro, CFO               /s/ Petr Kosina
---------------------------------------   --------------------------------------
DULY AUTHORIZED BY                DATE    DULY AUTHORIZED BY               DATE

  Prokurists                              Enterprise Services Country Manager
---------------------------------------   --------------------------------------
PRINTED NAME                      TITLE   PRINTED NAME                     TITLE

--------------------------------------------------------------------------------

Sun Microsystems Slovakia, s.r.o.    Tel.: +421 7 5229485            [LOGO] BVQi
Drienova 3                            Fax: +421 7 5229486
821 02 Bratislava
Slovak Republic

                                                        Contract No : EK00028289
                                                        Quote No    : EK00028289
                                                        Date        : 07/08/00
                                                        Page        : 2 of 4


                               Support Agreement
                                Contact Persons

Initiator/s of support calls  Contract Administration   Recipient/s of software
to Sun's Solution Centre      Representative/s          releases and SunSolve
----------------------------  -----------------------   -----------------------

ES0166866                     ES0166798                 ES0166866
EuroTel Bratislava, a.s.      EuroTel Bratislava, a.s.  EuroTel Bratislava, a.s.
Ivan Gazi                     Jozef Barta               Ivan Gazi
Bajkalska 24                  Karpatska 8               Bajkalska 24
Bratislava                    Bratislava                Bratislava
830 08                        811 05                    830 08
SLOVAKIA                      SLOVAKIA                  SLOVAKIA
Tel:421 7 4955 3546           Tel:421 7 495 534 35      Tel:421 7 4955 3546
Fax:421  7 4955 3222          Fax:421 7 495 533 13      Fax:421 7 4955 3222
Email:gazii@eurotel.sk                                  Email:gazii@eurotel.sk

ES0166866
EuroTel Bratislava, a.s.      ES0166798
Jan Kujovic                   EuroTel Bratislava, a.s.
Bajkalska 24                  Thomas Cancro
Bratislava                    Karpatska 8
830 08                        Bratislava
SLOVAKIA                      811 05
Tel:421 903 709 648           SLOVAKIA
Fax:421 7 495 532 22          Tel:421 7 495 534 35
Email:kujovic@eurotel.sk      Fax:421 7 495 533 13


Sun Microsystems Slovakia, s.r.o.    Tel.: +421 7 5229485            [LOGO] BVQi
Drienova 3                            Fax: +421 7 5229486
821 02 Bratislava
Slovak Republic

                                                        Contract No : EK00028289
                                                        Quote No    : EK00028289
                                                        Date        : 07/08/00
                                                        Page        : 3 of 4


Initiator/s of support calls  Contract Administration   Recipient/s of software
to Sun's Solution Centre      Representative/s          releases and SunSolve
----------------------------  -----------------------   -----------------------

ES0166866
EuroTel Bratislava, a.s.
Peter Straka
Bajkalska 24
Bratislava
830 08
SLOVAKIA
Tel:421 903 400 281
Fax:421 7 495 532 22
Email:straka@eurotel.sk

Sun Microsystems Slovakia, s.r.o.    Tel.: +421 7 5229485            [LOGO] BVQi
Drienova 3                            Fax: +421 7 5229486
821 02 Bratislava
Slovak Republic

                                                        Contract No : EK00028289
                                                        Quote No    : EK00028289
                                                        Date        : 07/08/00
                                                        Page        : 4 of 4


                                Support Agreement
                              SunSpectrum END USER
                          Service Options & Discounts

FEATURES / OPTIONS:
  SPECTRUM II BRONZE
  [SBRN]               08 (ST) PHONE SUPPORT 8.30AM-5.30PM M-F    0%
                       13 (ST) PARTS REPLACEMENT WITHIN 2 DAYS    0%

DISCOUNTS:
                           CUSTOMER SPECIAL DISCOUNT                    15%
                           MULTI YEAR DISCOUNT                          10%

BILLING PERIOD:            QUARTERLY IN ADVANCE

BILLING ADDRESS:           EuroTel Bratislava, a.s.
                           Karpatska 8
                           Bratislava
                           811 05
                           SLOVAKIA

PURCHASE ORDER No:

PRODUCT SCHEDULE:          AS ATTACHED

Sun Microsystems Slovakia, s.r.o.    Tel.: +421 7 5229485            [LOGO] BVQi
Drienova 3                            Fax: +421 7 5229486
821 02 Bratislava
Slovak Republic

                                PRODUCT SCHEDULE        Contract No : EK00028289
                                                        Quote No    : EK00028289
                           Period: 01/07/00 - 30/06/03  Date        : 07/08/00
                                                        Page        : 1 of 3


Customer Name : EuroTel Bratislava, a.s.

Site Name : EuroTel Bratislava, a.s.                                   ES0166866

            Bajkalska 24                     Site Contact :
            Bratislava                              Phone :
            830 08                                  Email :
            SLOVAKIA                   Software Recipient : Ivan Gazi
                                                    Phone : 421 7 4955 3546
                                                    Email : gazii@eurotel.sk

                                  Site Summary
================================================================================
SPECTRUM II BRONZE - [SBRN]

--------------------------------------------------------------------------------
Discounts                                                           Discount (%)

  CUSTOMER SPECIAL DISCOUNT                                                 15%
  MULTI YEAR DISCOUNT                                                       10%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Features /                                                            Uplift (%)
Options
  08 (ST) PHONE SUPPORT 8.30AM-5.30PM M-F                                    0%
  13 (ST) PARTS REPLACEMENT WITHIN 2 DAYS                                    0%
--------------------------------------------------------------------------------

Standard Discount                                                          23.5
Standard Discount with warranty                                            23.5

* Only for items on warranty.     NB Discount / Uplift method is multiplicative.
================================================================================

Product        Description                     Qty   Product   Description   Qty

A25-BA         SRVR E450 ZERO BASE               1
SOL-MEDIA      SOLARIS MEDIA ENGLISH VERSION     1
SSL-MEDIA      SUNSOLVE MEDIA - CD               1
X25-9.0-DT-P   SUNLINK X25 9.0 DESKTOP           1

Quote valid to 19 Aug 2000

                                PRODUCT SCHEDULE        Contract No : EK00028289
                                                        Quote No    : EK00028289
                           Period: 01/07/00 - 30/06/03  Date        : 07/08/00
                                                        Page        : 2 of 3


Customer Name : EuroTel Bratislava, a.s.

Site Name : EuroTel Bratislava, a.s.                                   ES0166866

Service  Product       Serial     Host   Asset Number   Bill Qty   Start      End      Warranty   Monthly Discount   Pro-RataTotal
         Description   Number      ID    Host Name                 Date       Date                   List      (%)      For Period

------------------------------------------------------------------------------------------------------------------------------------
SBRN     A25-BA        914M20CB                                1 01/07/00   30/06/03       N       178,25     0,00        6.417,00
          SRVR E450
          ZERO BASE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Total By Hardware          6.417,00

Quote valid to 19 Aug 2000   Total By Page 6.417,00     Discount / Uplift method
                                                         is multiplicative.
                                                        Please see Site Summary,
                                                         for current site.

                                PRODUCT SCHEDULE        Contract No : EK00028289
                                                        Quote No    : EK00028289
                           Period: 01/07/00 - 30/06/03  Date        : 07/08/00
                                                        Page        : 3 of 3


Customer Name : EuroTel Bratislava, a.s.

Site Name : EuroTel Bratislava, a.s.                                   ES0166866

Service Product           Serial   Asset Number   Bill Qty     Start      End      Warranty   Monthly Discount   Pro-RataTotal
        Description       Number                      Ship     Date       Date                   List      (%)      For Period

-------------------------------------------------------------------------------------------------------------------------------
SBRN    SOL-MEDIA                                        0   01/07/00   30/06/03      N          0,00     0,00            0,00
        SOLARIS MEDIA
        ENGLISH VERSION                                  1
-------------------------------------------------------------------------------------------------------------------------------

SBRN    SSL-MEDIA                                        0   01/07/00   30/06/03      N          0,00     0,00            0,00
        SUNSOLVE
        MEDIA - CD                                       1

-------------------------------------------------------------------------------------------------------------------------------
SBRN    X25-9.0-DT-P                                     1   01/07/00   30/06/03      N         52,79     0,00        1.900,44
        SUNLINK X25
        9.0 DESKTOP                                      1
-------------------------------------------------------------------------------------------------------------------------------

                                                                                            Total By Software         1.900,44
                                                                                            Site Total                8.317,44 USD

Quote valid to 19 Aug 2000   Total By Page 1.900,44     Discount / Uplift method
                                                         is multiplicative.
                                                        Please see Site Summary,
                                                         for current site.

                                PRODUCT SCHEDULE        Contract No : EK00028289
                                                        Quote No    : EK00028289
                           Period: 01/07/00 - 30/06/03  Date        : 07/08/00
                                                        Page        : 1 of 1

Customer Name : EuroTel Bratislava, a.s.

  Site Number                          By Hardware  By Software        Total

Added
--------------------------------------------------------------------------------
  ES0166866       EuroTel
                    Bratislava, a.s.      6.417,00     1.900,44     8.317,44
    Total                                 6.417,00     1.900,44     8.317,44
--------------------------------------------------------------------------------
    Contract Total                        6.417,00     1.900,44     8.317,44 USD
--------------------------------------------------------------------------------


Quote valid to 19 Aug 2000

                                                    Contract No : EK00016251
                                                    Quote No    : MRG00000117437
                                                    Date        : 27/07/00
                                                    Page        : 1 of 4


                                Support Agreement
                                     Between
                    Sun Microsystems Slovakia, s.r.o. ("Sun")
                                       And
                            EuroTel Bratislava, a.s.
                                   Karpatska 8
                                   Bratislava
                                     811 05
                                    SLOVAKIA
                                  ("Customer")

The terms and conditions of the Master Service Agreement between Customer and Sun including the current SunSpectrum(SM) Programme Descriptions referred to therein and the Product Schedule attached hereto apply to this Order and Customer acknowledges that Customer has read, understands and agrees to be bound by the same.

By signing this document Customer orders the Support Services for the products detailed on the attached Product Schedule at the Fees shown and on the terms and conditions set out or referred to in this document.

EFFECTIVE PERIOD: 01/07/00 - 30/06/03              Contract Total: System/Hardware Options:   132.192,00
                                                   (Excl. VAT)     Software Items:                  0,00
VAT No (If not previously supplied):_____________                  Contract Total:            132.192,00 USD

--------------------------------------------------------------------------------
EuroTel Bratislava, a.s.                  Sun Microsystems Slovakia, s.r.o.
CUSTOMER

/s/ Josef Barta, CEO
/s/ Thomas J. Cancro, CFO                 /s/ Petr Kosina
---------------------------------------   --------------------------------------
DULY AUTHORIZED BY                DATE    DULY AUTHORIZED BY               DATE

Prokurists                                Enterprise Services Country Manager
---------------------------------------   --------------------------------------
PRINTED NAME                      TITLE   PRINTED NAME                     TITLE

--------------------------------------------------------------------------------

Sun Microsystems Slovakia, s.r.o.    Tel.: +421 7 5229485            [LOGO] BVQi
Drienova 3                            Fax: +421 7 5229486
821 02 Bratislava
Slovak Republic

                                                    Contract No : EK00016251
                                                    Quote No    : MRG00000117437
                                                    Date        : 27/07/00
                                                    Page        : 2 of 4


                               Support Agreement
                                Contact Persons

Initiator/s of support calls  Contract Administration   Recipient/s of software
to Sun's Solution Centre      Representative/s          releases and SunSolve
----------------------------  -----------------------   -----------------------

ES0166866                     ES0166798                 ES0166866
EuroTel Bratislava, a.s.      EuroTel Bratislava, a.s.  EuroTel Bratislava, a.s.
Ivan Gazi                     Jozef Barta               Ivan Gazi
Bajkalska 24                  Karpatska 8               Bajkalska 24
Bratislava                    Bratislava                Bratislava
830 08                        811 05                    830 08
SLOVAKIA                      SLOVAKIA                  SLOVAKIA
Tel:421 7 4955 3546           Tel:421 7 495 534 35      Tel:421 7 4955 3546
Fax:421 7 4955 3222           Fax:421 7 495 533 13      Fax:421 7 4955 3222
Email:gazii@eurotel.sk                                  Email:gazii@eurotel.sk

ES0166866                     ES0166798
EuroTel Bratislava, a.s.      EuroTel Bratislava, a.s.
Jan Kujovic                   Thomas Cancro
Bajkalska 24                  Karpatska 8
Bratislava                    Bratislava
830 08                        811 05
SLOVAKIA                      SLOVAKIA
Tel:421 903 709 648           Tel:421 7 495 534 35
Fax:421 7 495 532 22          Fax:421 7 495 533 13
Email:kujovic@eurotel.sk

Sun Microsystems Slovakia, s.r.o.    Tel.: +421 7 5229485            [LOGO] BVQi
Drienova 3                            Fax: +421 7 5229486
821 02 Bratislava
Slovak Republic

                                                    Contract No : EK00016251
                                                    Quote No    : MRG00000117437
                                                    Date        : 27/07/00
                                                    Page        : 3 of 4


Initiator/s of support calls  Contract Administration   Recipient/s of software
to Sun's Solution Centre      Representative/s          releases and SunSolve
----------------------------  -----------------------   -----------------------

ES0166866
EuroTel Bratislava, a.s.
Peter Straka
Bajkalska 24
Bratislava
830 08
SLOVAKIA
Tel:421 903 400 281
Fax:421 7 495 532 22
Email:straka@eurotel.sk

Sun Microsystems Slovakia, s.r.o.    Tel.: +421 7 5229485            [LOGO] BVQi
Drienova 3                            Fax: +421 7 5229486
821 02 Bratislava
Slovak Republic

                                                    Contract No : EK00016251
                                                    Quote No    : MRG00000117437
                                                    Date        : 27/07/00
                                                    Page        : 4 of 4


                                Support Agreement
                              SunSpectrum END USER
                          Service Options & Discounts

FEATURES / OPTIONS:
SPECTRUM II SILVER
[SSLV]                00 (ST) ONSITE SUPPORT 8.30AM-5.30PM M-F                0%
                      08 (ST) PHONE SUPPORT 8.30AM - 5PM M-F                  0%

                      00 SK SILVER II 7X24 ONSITE SUPPORT                    30%
                      08 SK SILVER II UNLIMITED PHONE SUPPORT                20%

DISCOUNTS:
                         CUSTOMER SPECIAL DISCOUNT                           15%
                         MULTI YEAR DISCOUNT                                 10%

BILLING PERIOD:           QUARTERLY IN ADVANCE

BILLING ADDRESS:          EuroTel Bratislava, a.s.
                          Karpatska 8
                          Bratislava
                          811 05
                          SLOVAKIA

PURCHASE ORDER No:

PRODUCT SCHEDULE:         AS ATTACHED

Sun Microsystems Slovakia, s.r.o.    Tel.: +421 7 5229485            [LOGO] BVQi
Drienova 3                            Fax: +421 7 5229486
821 02 Bratislava
Slovak Republic

                                                                                                 Contract No: EK00016251
                                PRODUCT SCHEDULE                                                 Quote No   : MRG00000117437
                                                                                                 Date       : 27/07/00
                                                                                                 Page       : 1 of 4
                           Period: 01/07/00 - 30/06/03
Customer Name :     EuroTel Bratislava, a.s.

Site Name :         EuroTel Bratislava, a.s.                                                     ES0166866
                    Bajkalska 24                                  Site Contact :
                    Bratislava                                           Phone :
                    830 08                                               Email :
                    SLOVAKIA                                Software Recipient :
                                                                         Phone :
                                                                         Email :

                                  Site Summary
                        SPECTRUM II SILVER - [SSLV]

                        Discounts                         Discount (%) Features / Options                                  Uplift(%)
                          CUSTOMER SPECIAL DISCOUNT       15%          00       (ST) ONSITE SUPPORT 8.30AM-5.30PM M-F      0%
                                                                       08       (ST) PHONE SUPPORT 8.30AM-5PM M-F          0%
                          MULTI YEAR DISCOUNT             10%          00       SK SILVER II 7X24 ONSITE SUPPORT           30%
                                                                       08       SK SILVER II UNLIMITED PHONE SUPPORT       20%

                        Standard Discount                 23.5         Uplift                                              56
                        Standard Discount with warranty   23.5         * Only for items on warranty.

                                                                                      NB Discount / Uplift method is multiplicative.

Product                 Description                                    Qty      Product   Description                            Qty

2601A                   OPT INT CPU/MEM BD FOR                           6
E3002                   SERVER UE3000 BASE 1*PS                          2
S5T24-170-32-P17        WS S5/170, 20"S24, 32MB/2GB                      1
SOL-MEDIA               SOLARIS MEDIA ENGLISH VERSION                    1
SSL-MEDIA               SUNSOLVE MEDIA - CD                              1
X6518A                  SSA 75.6GB(18*4.2GB/7200)FWSCS                   4

                                                                                                 Contract No: EK00016251
                                PRODUCT SCHEDULE                                                 Quote No   : MRG00000117437
                                                                                                 Date       : 27/07/00
                                                                                                 Page       : 2 of 4
                           Period: 01/07/00 - 30/06/03

Customer Name : EuroTel Bratislava, a.s.

Site Name : EuroTel Bratislava, a.s.                                                             ES0166866


Service Product         Serial Number                 Asset Number    Bill Qty          Start         End   Warranty
        Description                     Host ID       Host Name                          Date         Date
SSLV   2601A                                                                1          01/07/00     30/06/03   N
       OPT INT CPU/MEM BD FOR

SSLV   2601A                                                                1          01/07/00     30/06/03   N
       OPT INT CPU/MEM BD FOR

SSLV   2601A                                                                1          01/07/00     30/06/03   N
       OPT INT CPU/MEM BD FOR

SSLV   2601A                                                                1          01/07/00     30/06/03   N
       OPT INT CPU/MEM BD FOR

SSLV   2601A                                                                1          01/07/00     30/06/03   N
       OPT INT CPU/MEM BD FOR

SSLV   2601A                                                                1          01/07/00     30/06/03   N
       OPT INT CPU/MEM BD FOR

SSLV   E3002                747M9597                                        1          01/07/00     30/06/03   N
       SERVER UE3000 BASE 1*PS

SSLV   E3002                747M9598                                        1          01/07/00     30/06/03   N
       SERVER UE3000 BASE 1*PS

SSLV   S5T24-170-32-P17     746A0539                                        1          01/07/00     30/06/03   N
       WS S5/170, 20"S24,32MB/2GB

SSLV   X6518A               741M9459                                        1          01/07/00     30/06/03   N
       SSA 75.6GB(18*4.2GB/7200)FWSCS

SSLV   X6518A               741M9460                                        1          01/07/00     30/06/03   N
       SSA 75.6GB(18*4.2GB/7200)FWSCS

SSLV   X6518A               741M9461                                        1          01/07/00     30/06/03   N
       SSA 75.6GB(18*4.2GB/7200)FWSCS

Service Product          Serial Number  Monthly Discount   Uplift   Pro-RataTotal
        Description                     List         (%)      (%)      For Period
SSLV    2601A                           223,75      0,00     0,00        8.055,00
        OPT INT CPU/MEM BD FOR

SSLV    2601A                           223,75      0,00     0,00        8.055,00
        OPT INT CPU/MEM BD FOR

SSLV    2601A                           223,75      0,00     0,00        8.055,00
        OPT INT CPU/MEM BD FOR

SSLV    2601A                           223,75      0,00     0,00        8.055,00
        OPT INT CPU/MEM BD FOR

SSLV    2601A                           223,75      0,00     0,00        8.055,00
        OPT INT CPU/MEM BD FOR

SSLV    2601A                           223,75      0,00     0,00        8.055,00
        OPT INT CPU/MEM BD FOR

SSLV    E3002                747M9597   747,00      0,00     0,00        26.892,0
        SERVER UE3000 BASE 1*PS

SSLV    E3002                747M9598   747,00      0,00     0,00        26.892,0
        SERVER UE3000 BASE 1*PS

SSLV    S5T24-170-32-P17     746A0539   119,50      0,00     0,00        4.302,00
        WS S5/170, 20"S24,32MB/2GB

SSLV    X6518A       741M9459           179,00      0,00     0,00        6.444,00
        SSA 75.6GB(18*4.2GB/7200)FWSCS

SSLV    X6518A               741M9460   179,00      0,00     0,00        6.444,00
        SSA 75.6GB(18*4.2GB/7200)FWSCS

SSLV    X6518A               741M9461   179,00      0,00      0,00        6.444,00
        SSA 75.6GB(18*4.2GB/7200)FWSCS

Quote valid to 19 Aug 2000         Total By Page  125.748,00

                                     Discount / Uplift method is multiplicative.
                                      Please see Site Summary, for current site.

                                                                                                 Contract No: EK00016251
                                PRODUCT SCHEDULE                                                 Quote No   : MRG00000117437
                                                                                                 Date       : 27/07/00
                           Period: 01/07/00 - 30/06/03                                           Page       : 3 of 4

Customer Name : EuroTel Bratislava, a.s.

 Site Name :     EuroTel Bratislava, a.s.                                                                 ES0166866

Service         Product      Serial Number              Asset Number            Bill Qty   Start        End      Warrant
                Description                                                                Date         Date

SSLV            X6518A       741M9465                                           1          01/07/00     30/06/03 N
                SSA 75.6GB(18*4.2GB/7200)FWSCS


Service         Product      Serial Number         Monthly Discount      Uplift  Pro-RataTotal
                Description                                 List (%)     (%)     For Period

SSLV            X6518A       741M9465              179,00        0,00    0,00    6.444,00
                SSA 75.6GB(18*4.2GB/7200)FWSCS

                                                   Total By Hardware             132.192,00

Quote valid to 19 Aug 2000    Total By Page    6.444,00

                                     Discount / Uplift method is multiplicative.
                                      Please see Site Summary, for current site.

                                PRODUCT SCHEDULE                                                 Contract No: EK00016251
                                                                                                 Quote No   : MRG00000117437
                                                                                                 Date       : 27/07/00
                           Period: 01/07/00 - 30/06/03                                           Page       : 4 of 4

Customer Name : EuroTel Bratislava, a.s.

Site Name : EuroTel Bratislava, a.s.                                                                   ES0166866

Service         Product      Serial Number              Asset Number           Bill Qty          Start         End
                Description                                                        Ship           Date         Date

SSLV            SOL-MEDIA                                                             0        01/07/00      30/06/03
                SOLARIS MEDIA ENGLISH VERSION                                         1

SSLV            SSL-MEDIA                                                             0        01/07/00      30/06/03
                SUNSOLVE MEDIA - CD                                                   1

Service         Product      Serial Number            Warranty     Monthly Discount      Uplift   Pro-RataTotal
                Description                                           List       (%)       (%)       For Period
SSLV            SOL-MEDIA                                 N           0,00      0,00     56,00           0,00
                SOLARIS MEDIA ENGLISH VERSION

SSLV            SSL-MEDIA                                 N           0,00      0,00     56,00           0,00
                SUNSOLVE MEDIA - CD
                                                                     Total By   Software                 0,00
                                                                     Site Total                     132.192,00 USD

Quote valid to 19 Aug 2000   Total By Page   0,00


                                     Discount / Uplift method is multiplicative.
                                      Please see Site Summary, for current site.

                                                                                                 Contract No : EK00016251
                                PRODUCT SCHEDULE                                                 Quote No    : MRG00000117437
                                                                                                 Date        : 27/07/00
                                                                                                 Page        : 1 of 1
                           Period: 01/07/00 - 30/06/03

Customer Name :EuroTel Bratislava, a.s.

Site Number                                    By Hardware        By Software             Total

Original
ES0166866      EuroTel Bratislava, a.s.         132.192,00               0,00        132.192,00
   Total                                        132.192,00               0,00        132.192,00
   Contract Total                               132.192,00               0,00        132.192,00      USD

Quote valid to 19 Aug 2000

                                                      Contract No : EK00030900/A
                                                      Quote No    : EK00030900/A
                                                      Date        : 28/11/00
                                                      Page        : 1 of 4

                                Support Agreement
                                    Between
                    Sun Microsystems Slovakia, s.r.o. ("Sun")
                                      And                        (Optional)
                            EuroTel Bratislava, a.s.
                                 Stefanikova 17             ("Business Address")
                                   Bratislava
                                     811 05
                                    SLOVAKIA
                        ("Customer Registered Address")

The terms and conditions of the Master Service Agreement between Customer and Sun including the current SunSpectrum(SM) Programme Descriptions referred to therein and the Product Schedule attached hereto apply to this Order and Customer acknowledges that Customer has read, understands and agrees to be bound by the same.

By signing this document Customer orders the Support Services for the products detailed on the attached Product Schedule at the Fees shown and on the terms and conditions set out or referred to in this document.

EFFECTIVE PERIOD: 01/10/00 - 30/09/01   Contract Total:   6.884,00   USD
                                        (Excl. VAT)

VAT No (If not previously supplied): _____________________________

--------------------------------------------------------------------------------
EuroTel Bratislava, a.s.                Sun Microsystems Slovakia, s.r.o.
------------------------                ---------------------------------
CUSTOMER

  /s/ Josef Barta, CEO
  /s/ Thomas J. Cancro, CFO             /s/ Viera Halasova
----------------------------------      ----------------------------------------
DULY AUTHORIZED BY        DATE          DULY AUTHORIZED BY                DATE

  Prokurists                            Country Manager
----------------------------------      ----------------------------------------
PRINTED NAME              TITLE         PRINTED NAME                      TITLE

--------------------------------------------------------------------------------

Sun Microsystems Slovakia, s.r.o.       Tel.: +421 7 5229485
Drienova 3                              Fax:  +421 7 5229486
821 02 Bratislava
Slovak Republic

                                                                     [LOGO BVQi]

                                                      Contract No : EK00030900/A
                                                      Quote No    : EK00030900/A
                                                      Date        : 28/11/00
                                                      Page        : 2 of 4

                               Support Agreement
                                Contact Persons

Initiator/s of support calls to                                                                     Recipient/s of software releases
Sun's Solution Centre                                  Contract Administration Representative/s     and SunSolve
---------------------------------------------------    ----------------------------------------     --------------------------------
ES0166866                                              ES0166798                                    ES0166866
EuroTel Bratislava, a.s.                               EuroTel Bratislava, a.s.                     EuroTel Bratislava, a.s.
Ivan Gazi                                              Jozef Barta                                  Ivan Gazi
Bajkalska 24                                           Stefanikova 17                               Bajkalska 24
Bratislava                                             Bratislava                                   Bratislava
830 08                                                 811 05                                       830 08
SLOVAKIA                                               SLOVAKIA                                     SLOVAKIA
Tel:421 7 4955 7375                                    Tel:421 7 495 534 35                         Tel:421 7 4955 7375
Fax:421 7 4955 3222                                    Fax:421 7 495 533 13                         Fax:421 7 4955 3222
Email:gazii@eurotel.sk                                                                              Email:gazii@eurotel.sk

ES0166866                                              ES0166798
EuroTel Bratislava, a.s.                               EuroTel Bratislava, a.s.
Jan Szuda                                              Thomas Cancro
Bajkalska 24                                           Stefanikova 17
Bratislava                                             Bratislava
830 08                                                 811 05
SLOVAKIA                                               SLOVAKIA
Tel:421 7 505 32 37, 421 7 903 709 649, 421 903 709    Tel:421 7 495 534 35
649                                                    Fax:421 7 495 533 13
Fax:421 7 505 33 13, 421 7 495 532 22
Email:szuda@eurotel.sk

Sun Microsystems Slovakia, s.r.o.       Tel.: +421 7 5229485
Drienova 3                              Fax:  +421 7 5229486
821 02 Bratislava
Slovak Republic

                                                                     [LOGO BVQi]

                                                      Contract No : EK00030900/A
                                                      Quote No    : EK00030900/A
                                                      Date        : 28/11/00
                                                      Page        : 3 of 4

Initiator/s of support calls to                                                                     Recipient/s of software releases
Sun's Solution Centre                                  Contract Administration Representative/s     and SunSolve
---------------------------------------------------    ----------------------------------------     --------------------------------
ES0166866
EuroTel Bratislava, a.s.
Peter Straka
Bajkalska 24
Bratislava
830 08
SLOVAKIA
Tel:421 903 400 281
Fax:421 7 495 532 22
Email:straka@eurotel.sk

Sun Microsystems Slovakia, s.r.o.       Tel.: +421 7 5229485
Drienova 3                              Fax:  +421 7 5229486
821 02 Bratislava
Slovak Republic

                                                                     [LOGO BVQi]

                                                      Contract No : EK00030900/A
                                                      Quote No    : EK00030900/A
                                                      Date        : 28/11/00
                                                      Page        : 4 of 4

                                Support Agreement
                              SunSpectrum END USER
                          Service Options & Discounts

FEATURES / OPTIONS:
   SPECTRUM II SILVER
   [SSLV]                     (ST) ONSITE SUPPORT 8.30AM-5.30PM M-F
                              (ST) PHONE SUPPORT 8.30AM - 5PM M-F

BILLING PERIOD:               QUARTERLY IN ADVANCE

BILLING ADDRESS:              EuroTel Bratislava, a.s.
                              Stefanikova 17
                              Bratislava
                              811 05
                              SLOVAKIA

PURCHASE ORDER No:
                              1H/2000/00194     01/10/00        30/09/01

PRODUCT SCHEDULE:             AS ATTACHED

Sun Microsystems Slovakia, s.r.o.       Tel.: +421 7 5229485
Drienova 3                              Fax:  +421 7 5229486
821 02 Bratislava
Slovak Republic

                                                                     [LOGO BVQi]

                                                         Contract No: EK00030900
                                                         Quote No   : EK00030900
                                                         Date       : 28/11/00
                                                         Page       : 1 of 3

                                PRODUCT SCHEDULE

                           Period: 01/10/00 - 30/09/01

Customer Name : EuroTel Bratislava, a.s.

Site Name : EuroTel Bratislava, a.s.                                   ES0166866
            Bajkalska 24                 Site Contact  : Bratislava
            Phone : 830 08                      Email  :
            SLOVAKIA               Software Recipient  : Ivan Gazi
                                                 Phone : 421 7 4955 7375
                                                Email  : gazii@eurotel.sk

                                  Site Summary

--------------------------------------------------------------------------------
SPECTRUM II SILVER - [SSLV]

                                       -----------------------------------------

                                       Features / Options
                                       00  (ST) ONSITE SUPPORT 8.30AM-5.30PM M-F
                                       08  (ST) PHONE SUPPORT 8.30AM - 5PM M-F
                                       -----------------------------------------

--------------------------------------------------------------------------------

Product             Description                      Qty            Product          Description                  Qty
A21S                SUN ENTERPRISE ULTRA 5 SERVER      1
A34                 E220R Server Base Model            1
A34-ULD1-9S-001EJ   E220R/450MHz/1GB/2-18GB 10K        1
CLAIS-O-9999-LIC    REF CLAIS-R-9999 CLAIS-O SWON      2
CLRIS-9999-LIC      REF CLRIS-B999 CLRIS-9999 SWON     2
SG-XARY147A-36G     36GB D1000 FOR RACK(10K RPM)       2
SOL-MEDIA           SOLARIS MEDIA ENGLISH VERSION      1
SSL-MEDIA           SUNSOLVE MEDIA - CD                1

Quote valid to 24 Nov 2000

                                                         Contract No: EK00030900
                                                         Quote No   : EK00030900
                                                         Date       : 28/11/00
                                                         Page       : 2 of 3


                                PRODUCT SCHEDULE

                           Period: 01/10/00 - 30/09/01

Customer Name : EuroTel Bratislava, a.s.

Site Name : EuroTel Bratislava, a.s.                                   ES0166866

Service  Product                Serial Number                  Asset Number    Bill Qty       Start       End      Warranty
         Description                               Host ID     Host Name                      Date        Date
---------------------------------------------------------------------------------------------------------------------------
SSLV     A21S                   TW02743974                                         1        01/10/00    30/09/01       N
         SUN ENTERPRISE ULTRA 5 SERVER
---------------------------------------------------------------------------------------------------------------------------
SSLV     A34                    027M3157                                           1        01/10/00    30/09/01       N
         E220R Server
         Base Model
---------------------------------------------------------------------------------------------------------------------------
SSLV     A34-ULD1-9S-001E       028M3822                                           1        01/10/00    30/09/01       N
         E220R/450MHz/1GB/2-18GB 10K
---------------------------------------------------------------------------------------------------------------------------
SSLV     SG-XARY147A-36G        028M26D8                                           1        01/10/00    30/09/01       N
         36GB D1000 FOR RACK(10K RPM)
---------------------------------------------------------------------------------------------------------------------------
SSLV     SG-XARY147A-36G        028M26EF                                           1        01/10/00    30/09/01       N
         36GB D1000 FOR RACK(10K RPM)
---------------------------------------------------------------------------------------------------------------------------

Quote valid to 24 Nov 2000

                                                         Contract No: EK00030900
                                                         Quote No   : EK00030900
                                                         Date       : 28/11/00
                                                         Page       : 3 of 3


                                PRODUCT SCHEDULE

                           Period: 01/10/00 - 30/09/01

Customer Name : EuroTel Bratislava, a.s.

Site Name : EuroTel Bratislava, a.s.                                   ES0166866

Service  Product                Serial Number                  Asset Number    Bill Qty       Start       End      Warranty
         Description                               Host ID     Host Name                      Date        Date
---------------------------------------------------------------------------------------------------------------------------
SSLV     CLAIS-O-9999-LIC                                                          1        01/10/00    30/09/01       N
         REF CLAIS-R-9999 CLAIS-O SWON                                             1
---------------------------------------------------------------------------------------------------------------------------
SSLV     CLAIS-O-9999-LIC                                                          1        01/10/00    30/09/01       N
         REF CLAIS-R-9999 CLAIS-O SWON                                             1
---------------------------------------------------------------------------------------------------------------------------
SSLV     CLRIS-9999-LIC                                                            1        01/10/00    30/09/01       N
         REF CLRIS-B999 CLRIS-9999
         SWON                                                                      1
---------------------------------------------------------------------------------------------------------------------------
SSLV     CLRIS-9999-LIC                                                            1        01/10/00    30/09/01       N
         REF CLRIS-B999 CLRIS-9999
         SWON                                                                      1
---------------------------------------------------------------------------------------------------------------------------
SSLV     SOL-MEDIA                                                                 0        01/10/00    30/09/01       N
         SOLARIS MEDIA ENGLISH VERSION                                             1
---------------------------------------------------------------------------------------------------------------------------
SSLV     SSL-MEDIA                                                                 0        01/10/00    30/09/01       N
         SUNSOLVE MEDIA -
         CD                                                                        1
---------------------------------------------------------------------------------------------------------------------------

Quote valid to 24 Nov 2000

                                                      Contract No : EK00030900/A
                                                      Quote No    : EK00030900/A
                                                      Date        : 28/11/00
                                                      Page        : 1 of 4


        Support Agreement Between
Sun Microsystems Slovakia, s.r.o. ("Sun")
                  And                                        (Optional)
        EuroTel Bratislava, a.s.
             Stefanikova 17                             ("Business Address")
               Bratislava
                 811 05
                SLOVAKIA
    ("Customer Registered Address")

The terms and conditions of the Master Service Agreement between Customer and Sun including the current SunSpectrum(SM) Programme Descriptions referred to therein and the Product Schedule attached hereto apply to this Order and Customer acknowledges that Customer has read, understands and agrees to be bound by the same.

By signing this document Customer orders the Support Services for the products detailed on the attached Product Schedule at the Fees shown and on the terms and conditions set out or referred to in this document.

EFFECTIVE PERIOD: 01/10/01 - 30/09/02        Contract Total: 6.884,00     USD
                                             (Excl. VAT)

VAT No (If not previously
supplied): _________________________

--------------------------------------------------------------------------------
EuroTel Bratislava, a.s.                      Sun Microsystems Slovakia, s.r.o.
CUSTOMER

  /s/ Josef Barta, CEO
  /s/ Thomas J. Cancro, CFO                   /s/ Viera Halasova
-------------------------------------         ----------------------------------
DULY AUTHORIZED BY         DATE               DULY AUTHORIZED BY        DATE

  Prokurists                                  Country Manager
-------------------------------------         ----------------------------------
PRINTED NAME               TITLE              PRINTED NAME              TITLE
--------------------------------------------------------------------------------

    Sun Microsystems Slovakia, s.r.o.   Tel.: +421 7 5229485        [LOGO] BVQI
    Drienova 3                          Fax:  +421 7 5229486
    821 02 Bratislava
    Slovak Republic

                                                      Contract No : EK00030900/A
                                                      Quote No    : EK00030900/A
                                                      Date        : 28/11/00
                                                      Page        : 2 of 4


                               Support Agreement
                                Contact Persons

Initiator/s of
support calls to             Contract                   Recipient/s of
Sun's Solution               Administration             software releases
Centre                       Representative/s           and SunSolve
---------------              ----------------           ------------

ES0166866                    ES0166798                  ES0166866
EuroTel Bratislava, a.s.     EuroTel Bratislava, a.s.   EuroTel Bratislava, a.s.
Ivan Gazi                    Jozef Barta                Ivan Gazi
Bajkalska 24                 Stefanikova 17             Bajkalska 24
Bratislava                   Bratislava                 Bratislava
830 08                       811 05                     830 08
SLOVAKIA                     SLOVAKIA                   SLOVAKIA
Tel:421 7 4955 7375          Tel:421 7 495 534 35       Tel:421 7 4955 7375
Fax:421 7 4955 3222          Fax:421 7 495 533 13       Fax:421 7 4955 3222
Email:gazii@eurotel.sk                                  Email:gazii@eurotel.sk
                             ES0166798
ES0166866                    EuroTel Bratislava, a.s.
EuroTel Bratislava, a.s.     Thomas Cancro
Jan Szuda                    Stefanikova 17
Bajkalska 24                 Bratislava
Bratislava                   811 05
830 08                       SLOVAKIA
SLOVAKIA                     Tel:421 7 495 534 35
Tel:421 7 505 32 37,         Fax:421 7 495 533 13
421 7 903 709 649,
421 903 709 649
Fax:421 7 505 33 13,
421 7 495 532 22
Email:szuda@eurotel.sk

    Sun Microsystems Slovakia, s.r.o.   Tel.: +421 7 5229485        [LOGO] BVQI
    Drienova 3                          Fax:  +421 7 5229486
    821 02 Bratislava
    Slovak Republic

                                                      Contract No : EK00030900/A
                                                      Quote No    : EK00030900/A
                                                      Date        : 28/11/00
                                                      Page        : 3 of 4


Initiator/s of
support calls to             Contract                   Recipient/s of
Sun's Solution               Administration             software releases
Centre                       Representative/s           and SunSolve
---------------              ----------------           ------------

ES0166866
EuroTel Bratislava, a.s.
Peter Straka
Bajkalska 24
Bratislava
830 08
SLOVAKIA
Tel:421 903 400 281
Fax:421 7 495 532 22
Email:straka@eurotel.sk

    Sun Microsystems Slovakia, s.r.o.   Tel.: +421 7 5229485        [LOGO] BVQI
    Drienova 3                          Fax:  +421 7 5229486
    821 02 Bratislava
    Slovak Republic

                                                      Contract No : EK00030900/A
                                                      Quote No    : EK00030900/A
                                                      Date        : 28/11/00
                                                      Page        : 4 of 4


                                Support Agreement
                              SunSpectrum END USER
                           Service Options & Discounts

FEATURES / OPTIONS:
  SPECTRUM II SILVER
  [SSLV]                      (ST) ONSITE SUPPORT 8.30AM-5.30PM M-F
                              (ST) PHONE SUPPORT 8.30AM - 5PM M-F


BILLING PERIOD:               QUARTERLY IN ADVANCE

BILLING ADDRESS:              EuroTel Bratislava, a.s.
                              Stefanikova 17
                              Bratislava
                              811 05
                              SLOVAKIA

PURCHASE ORDER No:

PRODUCT SCHEDULE:             AS ATTACHED

    Sun Microsystems Slovakia, s.r.o.   Tel.: +421 7 5229485        [LOGO] BVQI
    Drienova 3                          Fax:  +421 7 5229486
    821 02 Bratislava
    Slovak Republic

                                                       Contract No: EK00030900/A
                                                       Quote No   : EK00030900/A
                                                       Date       : 28/11/00
                                                       Page       : 1 of 3

                                PRODUCT SCHEDULE

                           Period: 01/10/01 - 30/09/02

Customer Name : EuroTel Bratislava, a.s.

Site Name : EuroTel Bratislava, a.s.                                   ES0166866
            Bajkalska 24                        Site Contact :
            Bratislava                                 Phone :
            830 08                                     Email :
            SLOVAKIA                      Software Recipient : Ivan Gazi
                                                       Phone : 421 7 4955 7375
                                                       Email : gazii@eurotel.sk

                                  Site Summary

--------------------------------------------------------------------------------

SPECTRUM II SILVER - [SSLV]

                                    --------------------------------------------
                                    Features / Options

                                    00     (ST) ONSITE SUPPORT 8.30AM-5.30PM M-F
                                    08     (ST) PHONE SUPPORT 8.30AM - 5PM M-F
                                    --------------------------------------------

--------------------------------------------------------------------------------

Product                            Description                               Qty

A21S                               SUN ENTERPRISE ULTRA 5 SERVER               1
A34                                E220R Server Base Model                     1
A34-ULD1-9S-001EJ                  E220R/450MHz/1GB/2-18GB 10K                 1
CLAIS-O-9999-LIC                   REF CLAIS-R-9999 CLAIS-O SWON               2
CLRIS-9999-LIC                     REF CLRIS-B999 CLRIS-9999 SWON              2
SG-XARY147A-36G                    36GB D1000 FOR RACK(10K RPM)                2
SOL-MEDIA                          SOLARIS MEDIA ENGLISH VERSION               1
SSL-MEDIA                          SUNSOLVE MEDIA - CD                         1

Quote valid to 25 Nov 2000

                                                       Contract No: EK00030900/A
                                                       Quote No   : EK00030900/A
                                                       Date       : 28/11/00
                                                       Page       : 2 of 3

                                PRODUCT SCHEDULE

                           Period: 01/10/01 - 30/09/02

Customer Name : EuroTel Bratislava, a.s.

Site Name : EuroTel Bratislava, a.s.                                   ES0166866

Service  Product                    Serial Number            Asset Number  Bill Qty       Start         End     Warranty
         Description                               Host ID   Host Name                    Date          Date
------------------------------------------------------------------------------------------------------------------------
SSLV     A21S                       TW02743974                                 1        01/10/01      30/09/02     N
         SUN ENTERPRISE ULTRA 5 SERVER

SSLV     A34                        027M3157                                   1        01/10/01      30/09/02     N
         E220R Server Base Model

------------------------------------------------------------------------------------------------------------------------
SSLV     A34-ULD1-9S-001EJ          028M3822                                   1        01/10/01      30/09/02     N
         E220R/450MHz/1GB/2-18GB 10K

SSLV     SG-XARY147A-36G            028M26D8                                   1        01/10/01      30/09/02     N
         36GB D1000 FOR RACK(10K RPM)

------------------------------------------------------------------------------------------------------------------------
SSLV     SG-XARY147A-36G            028M26EF                                   1        01/10/01      30/09/02     N
         36GB D1000 FOR RACK(10K RPM)

Quote valid to 25 Nov 2000

                                                       Contract No: EK00030900/A
                                                       Quote No   : EK00030900/A
                                                       Date       : 28/11/00
                                                       Page       : 3 of 3

                                PRODUCT SCHEDULE

                           Period: 01/10/01 - 30/09/02

Customer Name : EuroTel Bratislava, a.s.

Site Name : EuroTel Bratislava, a.s.                                   ES0166866

Service  Product             Serial Number                   Asset Number  Bill Qty      Start         End     Warranty
         Description                               Host ID   Host Name     Ship          Date          Date
-----------------------------------------------------------------------------------------------------------------------
SSLV     CLAIS-O-9999-LIC                                                     1        01/10/01      30/09/02     N
         REF CLAIS-R-9999 CLAIS-O SWON                                        1

SSLV     CLAIS-O-9999-LIC                                                     1        01/10/01      30/09/02     N
         REF CLAIS-R-9999 CLAIS-O SWON                                        1

-----------------------------------------------------------------------------------------------------------------------
SSLV     CLRIS-9999-LIC                                                       1        01/10/01      30/09/02     N
         REF CLRIS-B999 CLRIS-9999 SWON                                       1

SSLV     CLRIS-9999-LIC                                                       1        01/10/01      30/09/02     N
         REF CLRIS-B999 CLRIS-9999 SWON                                       1

-----------------------------------------------------------------------------------------------------------------------
SSLV     SOL-MEDIA                                                            0        01/10/01      30/09/02     N
         SOLARIS MEDIA ENGLISH VERSION                                        1

SSLV     SSL-MEDIA                                                            0        01/10/01      30/09/02     N
         SUNSOLVE MEDIA - CD                                                  1

Quote valid to 25 Nov 2000

                                                      Contract No : EK00030900/B
                                                      Quote No    : EK00030900/B
                                                      Date        : 28/11/00
                                                      Page        : 1 of 4

                            Support Agreement Between
                   Sun Microsystems Slovakia, s.r.o. ("Sun")
                                       And                       (Optional)
                            EuroTel Bratislava, a.s.
                                 Stefanikova 17             ("Business Address")
                                   Bratislava
                                     811 05
                                    SLOVAKIA
                        ("Customer Registered Address")

The terms and conditions of the Master Service Agreement between Customer and Sun including the current SunSpectrum(SM) Programme Descriptions referred to therein and the Product Schedule attached hereto apply to this Order and Customer acknowledges that Customer has read, understands and agrees to be bound by the same.

By signing this document Customer orders the Support Services for the products detailed on the attached Product Schedule at the Fees shown and on the terms and conditions set out or referred to in this document.

EFFECTIVE PERIOD: 01/10/02 - 30/09/03   Contract Total: 7.610,00        USD
                                        (Excl. VAT)

VAT No (If not previously supplied): _____________________________

--------------------------------------------------------------------------------
EuroTel Bratislava, a.s.                Sun Microsystems Slovakia, s.r.o.
------------------------                ---------------------------------
CUSTOMER

 /s/ Josef Barta, CEO
 /s/ Thomas Cancro, CFO                 /s/ Viera Halasova
----------------------------------      ----------------------------------------
DULY AUTHORIZED BY       DATE           DULY AUTHORIZED BY              DATE

 Prokurists                             Country Manager
----------------------------------      ----------------------------------------
PRINTED NAME             TITLE          PRINTED NAME                    TITLE

--------------------------------------------------------------------------------

Sun Microsystems Slovakia, s.r.o.       Tel.: +421 7 5229485
Drienova 3                              Fax:  +421 7 5229486
821 02 Bratislava
Slovak Republic

                                                                     [LOGO BVQi]

                                                      Contract No : EK00030900/B
                                                      Quote No    : EK00030900/B
                                                      Date        : 28/11/00
                                                      Page        : 2 of 4

                               Support Agreement
                                Contact Persons

Initiator/s of support calls to                                                                     Recipient/s of software releases
Sun's Solution Centre                                  Contract Administration Representative/s     and SunSolve
---------------------------------------------------    ----------------------------------------     --------------------------------
ES0166866                                              ES0166798                                    ES0166866
EuroTel Bratislava, a.s.                               EuroTel Bratislava, a.s.                     EuroTel Bratislava, a.s.
Ivan Gazi                                              Jozef Barta                                  Ivan Gazi
Bajkalska 24                                           Stefanikova 17                               Bajkalska 24
Bratislava                                             Bratislava                                   Bratislava
830 08                                                 811 05                                       830 08
SLOVAKIA                                               SLOVAKIA                                     SLOVAKIA
Tel:421 7 4955 7375                                    Tel:421 7 495 534 35                         Tel:421 7 4955 7375
Fax:421 7 4955 3222                                    Fax:421 7 495 533 13                         Fax:421 7 4955 3222
Email:gazii@eurotel.sk                                                                              Email:gazii@eurotel.sk

ES0166866                                              ES0166798
EuroTel Bratislava, a.s.                               EuroTel Bratislava, a.s.
Jan Szuda                                              Thomas Cancro
Bajkalska 24                                           Stefanikova 17
Bratislava                                             Bratislava
830 08                                                 811 05
SLOVAKIA                                               SLOVAKIA
Tel:421 7 505 32 37, 421 7 903 709 649, 421 903 709    Tel:421 7 495 534 35
649                                                    Fax:421 7 495 533 13
Fax:421 7 505 33 13, 421 7 495 532 22
Email:szuda@eurotel.sk

Sun Microsystems Slovakia, s.r.o.       Tel.: +421 7 5229485
Drienova 3                              Fax:  +421 7 5229486
821 02 Bratislava
Slovak Republic

                                                                     [LOGO BVQi]

                                                      Contract No : EK00030900/B
                                                      Quote No    : EK00030900/B
                                                      Date        : 28/11/00
                                                      Page        : 3 of 4

Initiator/s of support calls to                                                                     Recipient/s of software releases
Sun's Solution Centre                                  Contract Administration Representative/s     and SunSolve
---------------------------------------------------    ----------------------------------------     --------------------------------
ES0166866
EuroTel Bratislava, a.s.
Peter Straka
Bajkalska 24
Bratislava
830 08
SLOVAKIA
Tel:421 903 400 281
Fax:421 7 495 532 22
Email:straka@eurotel.sk

Sun Microsystems Slovakia, s.r.o.       Tel.: +421 7 5229485
Drienova 3                              Fax:  +421 7 5229486
821 02 Bratislava
Slovak Republic

                                                                     [LOGO BVQi]

                                                      Contract No : EK00030900/B
                                                      Quote No    : EK00030900/B
                                                      Date        : 28/11/00
                                                      Page        : 4 of 4

                                Support Agreement
                              SunSpectrum END USER
                          Service Options & Discounts

FEATURES / OPTIONS:
  SPECTRUM II SILVER
  [SSLV]                                   (ST) ONSITE SUPPORT 8.30AM-5.30PM M-F
                                           (ST) PHONE SUPPORT 8.30AM - 5PM M-F

BILLING PERIOD:                            QUARTERLY IN ADVANCE

BILLING ADDRESS:                           EuroTel Bratislava, a.s.
                                           Stefanikova 17
                                           Bratislava
                                           811 05
                                           SLOVAKIA

PURCHASE ORDER No:

PRODUCT SCHEDULE:                          AS ATTACHED

Sun Microsystems Slovakia, s.r.o.       Tel.: +421 7 5229485
Drienova 3                              Fax:  +421 7 5229486
821 02 Bratislava
Slovak Republic

                                                                     [LOGO BVQi]

                                                       Contract No: EK00030900/B
                                                       Quote No   : EK00030900/B
                                                       Date       : 28/11/00
                                                       Page       : 1 of 3

                                PRODUCT SCHEDULE

                           Period: 01/10/02 - 30/09/03

Customer Name : EuroTel Bratislava, a.s.

Site Name :  EuroTel Bratislava, a.s.                                 ES0166866
             Bajkalska 24                       Site Contact :
             Bratislava                                Phone :
             830 08                                    Email :
             SLOVAKIA                     Software Recipient : Ivan Gazi
                                                       Phone : 421 7 4955 7375
                                                       Email : gazii@eurotel.sk

                                  Site Summary

--------------------------------------------------------------------------------
SPECTRUM II SILVER - [SSLV]

                                    --------------------------------------------
                                    Features / Options

                                    00     (ST) ONSITE SUPPORT 8.30AM-5.30PM M-F
                                    08     (ST) PHONE SUPPORT 8.30AM - 5PM M-F
                                    --------------------------------------------

--------------------------------------------------------------------------------

Product                  Description                                         Qty

A21S                     SUN ENTERPRISE ULTRA 5 SERVER                         1
A34                      E220R Server Base Model                               1
A34-ULD1-9S-001EJ        E220R/450MHz/1GB/2-18GB 10K                           1
CLAIS-O-9999-LIC         REF CLAIS-R-9999 CLAIS-O SWON                         2
CLRIS-9999-LIC           REF CLRIS-B999 CLRIS-9999 SWON                        2
SG-XARY147A-36G          36GB D1000 FOR RACK(10K RPM)                          2
SOL-MEDIA                SOLARIS MEDIA ENGLISH VERSION                         1
SSL-MEDIA                SUNSOLVE MEDIA - CD                                   1

Quote valid to 25 Nov 2000

                                                       Contract No: EK00030900/B
                                                       Quote No   : EK00030900/B
                                                       Date       : 28/11/00
                                                       Page       : 2 of 3

                                PRODUCT SCHEDULE

                           Period: 01/10/02 - 30/09/03

Customer Name : EuroTel Bratislava, a.s.

Site Name : EuroTel Bratislava, a.s.                                   ES0166866

Service  Product                    Serial Number            Asset Number  Bill Qty       Start         End     Warranty
         Description                               Host ID   Host Name                    Date          Date
------------------------------------------------------------------------------------------------------------------------
SSLV     A21S                       TW02743974                                 1        01/10/02      30/09/03     N
         SUN ENTERPRISE ULTRA 5 SERVER

------------------------------------------------------------------------------------------------------------------------
SSLV     A34                        027M3157                                   1        01/10/02      30/09/03     N
         E220R Server Base Model

------------------------------------------------------------------------------------------------------------------------
SSLV     A34-ULD1-9S-001EJ          028M3822                                   1        01/10/02      30/09/03     N
         E220R/450MHz/1GB/2-18GB 10K

------------------------------------------------------------------------------------------------------------------------
SSLV     SG-XARY147A-36G            028M26D8                                   1        01/10/02      30/09/03     N
         36GB D1000 FOR RACK(10K RPM)

------------------------------------------------------------------------------------------------------------------------
SSLV     SG-XARY147A-36G            028M26EF                                   1        01/10/02      30/09/03     N
         36GB D1000 FOR RACK(10K RPM)

------------------------------------------------------------------------------------------------------------------------

Quote valid to 25 Nov 2000

                                                       Contract No: EK00030900/B
                                                       Quote No   : EK00030900/B
                                                       Date       : 28/11/00
                                                       Page       : 3 of 3

                                PRODUCT SCHEDULE

                           Period: 01/10/02 - 30/09/03

Customer Name : EuroTel Bratislava, a.s.

Site Name : EuroTel Bratislava, a.s.                                   ES0166866

Service  Product             Serial Number                   Asset Number  Bill Qty      Start         End     Warranty
         Description                               Host ID   Host Name     Ship          Date          Date
-----------------------------------------------------------------------------------------------------------------------
SSLV     CLAIS-O-9999-LIC                                                     1        01/10/02      30/09/03     N
         REF CLAIS-R-9999 CLAIS-O SWON                                        1

-----------------------------------------------------------------------------------------------------------------------
SSLV     CLAIS-O-9999-LIC                                                     1        01/10/02      30/09/03     N
         REF CLAIS-R-9999 CLAIS-O SWON                                        1

-----------------------------------------------------------------------------------------------------------------------
SSLV     CLRIS-9999-LIC                                                       1        01/10/02      30/09/03     N
         REF CLRIS-B999 CLRIS-9999 SWON                                       1

-----------------------------------------------------------------------------------------------------------------------
SSLV     CLRIS-9999-LIC                                                       1        01/10/02      30/09/03     N
         REF CLRIS-B999 CLRIS-9999 SWON                                       1

-----------------------------------------------------------------------------------------------------------------------
SSLV     SOL-MEDIA                                                            0        01/10/02      30/09/03     N
         SOLARIS MEDIA ENGLISH VERSION                                        1

-----------------------------------------------------------------------------------------------------------------------
SSLV     SSL-MEDIA                                                            0        01/10/02      30/09/03     N
         SUNSOLVE MEDIA - CD                                                  1

-----------------------------------------------------------------------------------------------------------------------

Quote valid to 25 Nov 2000

                                                      Contract No : EK00032143/A
                                                      Quote No    : EK00032143/A
                                                      Date        : 10/01/01
                                                      Page        : 1 of 4

             Support Agreement
                  Between
 Sun Microsystems Slovakia, s.r.o. ("Sun")
                  And                                      (Optional)
          EuroTel Bratislava, a.s.
               Stefanikova 17                        ("Business Address")
                  Bratislava
                  811 05
                  SLOVAKIA
          ("Customer Registered Address")

The terms and conditions of the Master Service Agreement between Customer and Sun including the current SunSpectrum(sm) Programme Descriptions referred to therein and the Product Schedule attached hereto apply to this Order and Customer acknowledges that Customer has read, understands and agrees to be bound by the same.

By signing this document Customer orders the Support Services for the products detailed on the attached Product Schedule at the Fees shown and on the terms and conditions set out or referred to in this document.

EFFECTIVE PERIOD: 01/01/01 - 30/06/03              Contract Total:          System/Hardware Options:          5.875,20
                                                   (Excl. VAT)              Software Items:                   0,00
VAT No (If not previously supplied):_________                               Contract Total:                   5.875,20  EUR

EuroTel Bratislava, a.s.                       Sun Microsystems Slovakia, s.r.o.
CUSTOMER

------------------------------------------     ---------------------------------
DULY AUTHORIZED BY                  DATE       DULY AUTHORIZED BY       DATE

------------------------------------------     ---------------------------------
PRINTED NAME                        TITLE      PRINTED NAME             TITLE

Sun Microsystems Slovakia, s.r.o.          Tel.: +421 7 5229485  [LOGO]
Drienova 3                                 Fax:  +421 7 5229486  ISO 9002
821 02 Bratislava
Slovak Republic

                                                      Contract No : EK00032143/A
                                                      Quote No    : EK00032143/A
                                                      Date        : 10/01/01
                                                      Page        : 2 of 4

                                Support Agreement
                                 Contact Persons

                                                                                                   Recipient/s of software releases
Initiator/s of support calls to Sun's Solution Centre   Contract Administration Representative/s   and SunSolve
-----------------------------------------------------   ----------------------------------------   ---------------------------------
ES0166866                                               ES0166798                                  ES0166866
EuroTel Bratislava, a.s.                                EuroTel Bratislava, a.s.                   EuroTel Bratislava, a.s.
Ivan Gazi                                               Jozef Barta                                Ivan Gazi
Bajkalska 24                                            Stefanikova 17                             Bajkalska 24
Bratislava                                              Bratislava                                 Bratislava
830 08                                                  811 05                                     830 08
SLOVAKIA                                                SLOVAKIA                                   SLOVAKIA
Tel:421 7 4955 7375                                     Tel:421 7 495 534 35                       Tel:421 7 4955 7375
Fax:421 7 4955 3222                                     Fax:421 7 495 533 13                       Fax:421 7 4955 3222
Email:gazii@eurotel.sk                                                                             Email:gazii@eurotel.sk

ES0166866                                               ES0166798
EuroTel Bratislava, a.s.                                EuroTel Bratislava, a.s.
Jan Kujovic                                             Thomas Cancro
Bajkalska 24                                            Stefanikova 17
Bratislava                                              Bratislava
830 08                                                  811 05
SLOVAKIA                                                SLOVAKIA
Tel:421 903 709 648                                     Tel:421 7 495 534 35
Fax:421 7 495 532 22                                    Fax:421 7 495 533 13
Email:kujovic@eurotel.sk

Sun Microsystems Slovakia, s.r.o.          Tel.: +421 7 5229485   [LOGO]
Drienova 3                                 Fax : +421 7 5229486   IS0 9002
821 02 Bratislava
Slovak Republic

                                                      Contract No : EK00032143/A
                                                      Quote No    : EK00032143/A
                                                      Date        : 10/01/01
                                                      Page        : 3 of 4

                                                                                                   Recipient/s of software releases
Initiator/s of support calls to Sun's Solution Centre    Contract Administration Representative/s  and SunSolve
-----------------------------------------------------    ----------------------------------------  --------------------------------
ES0166866
EuroTel Bratislava, a.s.
Peter Straka
Bajkalska 24
Bratislava
830 08
SLOVAKIA
Tel:421 903 400 281
Fax:421 7 495 532 22
Email:straka@eurotel.sk

Sun Microsystems Slovakia, s.r.o.          Tel.: +421 7 5229485 [LOGO]
Drienova 3                                 Fax : +421 7 5229486 [IS0 9002]
821 02 Bratislava
Slovak Republic

                                                      Contract No : EK00032143/A
                                                      Quote No    : EK00032143/A
                                                      Date        : 10/01/01
                                                      Page        : 4 of 4

                                Support Agreement
                              SunSpectrum END USER
                           Service Options & Discounts


FEATURES / OPTIONS:
  SPECTRUM II BRONZE
  [SBRN]                               08         (ST) PHONE SUPPORT 8.30AM-5.30PM M-F                 0%
                                       13         (ST) PARTS REPLACEMENT WITHIN 2 DAYS                 0%

DISCOUNTS:
                                                  CUSTOMER SPECIAL DISCOUNT                                             15%
                                                  MULTI YEAR DISCOUNT                                                   10%

BILLING PERIOD:                                   QUARTERLY IN ADVANCE

BILLING ADDRESS:                                  EuroTel Bratislava, a.s.
                                                  Stefanikova 17
                                                  Bratislava
                                                  811 05
                                                  SLOVAKIA

PURCHASE ORDER No:

PRODUCT SCHEDULE:                                 AS ATTACHED

Sun Microsystems Slovakia, s.r.o.          Tel.: +421 7 5229485 [LOGO]
Drienova 3                                 Fax : +421 7 5229486 [IS0 9002]
821 02 Bratislava
Slovak Republic

                                                      Contract No : EK00032143/A
                                                      Quote No    : EK00032143/A
                                                      Date        : 10/01/01
                                                      Page        : 1 of 3


                                PRODUCT SCHEDULE

                           Period: 01/01/01 - 30/06/03

Customer Name :   EuroTel Bratislava, a.s.

Site Name : EuroTel Bratislava, a.s.                                  ES0166866
            Bajkalska 24                     Site Contact :
            Bratislava                              Phone :
            830 08                                  Email :
            SLOVAKIA                   Software Recipient : Ivan Gazi
                                                    Phone : 421 7 4955 7375
                                                    Email : gazii@eurotel.sk

                                  Site Summary

SPECTRUM II BRONZE - [SBRN]

Discounts                      Discount(%)        Features / Options                           Uplift (%)

CUSTOMER SPECIAL DISCOUNT             15%         08     (ST) PHONE SUPPORT 8.30AM-5.30PM M-F         0%
                                                  13     (ST) PARTS REPLACEMENT WITHIN 2 DAYS         0%
MULTI YEAR DISCOUNT                   10%

Standard Discount                     23.5
Standard Discount with warranty       23.5       * Only for items on warranty.        NB Discount / Uplift method is multiplicative.

Product            Description                                      Qty    Product        Description                  Qty

A25-BA             SRVR E450 ZERO BASE                                1
SOL-MEDIA          SOLARIS MEDIA ENGLISH VERSION                      1
SSL-MEDIA          SUNSOLVE MEDIA - CD                                1

Quote valid to 09 Feb 2001

                                                      Contract No : EK00032143/A
                                                      Quote No    : EK00032143/A
                                                      Date        : 10/01/01
                                                      Page        : 2 of 3


                                PRODUCT SCHEDULE


                           Period: 01/01/01 - 30/06/03



Customer Name : EuroTel Bratislava, a.s.

Site Name : EuroTel Bratislava, a.s.                                   ES0166866


Service      Product               Serial Number                    Asset Number    Bill Qty      Start
             Description                             Host Id        Host Name                      Date

SBRN         A25-BA                914M20CB                                                1     01/01/01
             SRVR E450 ZERO BASE

Service      Product                   End      Warranty   Monthly Discount   Pro-RataTotal
             Description               Date                List      (%)          For Period

SBRN         A25-BA                    30/06/03    N       256,00   23,50           5.875,20
             SRVR E450 ZERO BASE

                                             Total By Hardware          5.875,20

Quote valid to 09 Feb 2001                   Total By Page              5.875,20



                                     Discount / Uplift method is multiplicative.
                                      Please see Site Summary, for current site.

                                                      Contract No : EK00032143/A
                                                      Quote No    : EK00032143/A
                                                      Date        : 10/01/01
                                                      Page        : 3 of 3

                                PRODUCT SCHEDULE

                           Period: 01/01/01 - 30/06/03

Customer Name : EuroTel Bratislava, a.s.

Site Name : EuroTel Bratislava, a.s.                                   ES0166866

              Product        Serial Number           Asset Number     Bill Qty  Start      End
Service       Description                  Host Id   Host Name         Ship     Date       Date


SBRN         SOL-MEDIA                                                    0     01/01/01   30/06/03
             SOLARIS MEDIA ENGLISH
             VERSION                                                      1

SBRN         SSL-MEDIA                                                    0     01/01/01   30/06/03
             SUNSOLVE MEDIA - CD                                          1

              Product                   Warranty  Monthly Discount      Pro-RataTotal
Service       Description                            List       (%)         For Period


SBRN         SOL-MEDIA                      N       0,00      0,00                0,00
             SOLARIS MEDIA ENGLISH
             VERSION

SBRN         SSL-MEDIA                      N       0,00      0,00                0,00
             SUNSOLVE MEDIA - CD


                                           Total By Software         0,00
                                           Site Total              5.875,20 EUR

Quote valid to 09 Feb 2001                 Total By Page          0,00

                                     Discount / Uplift method is multiplicative.
                                      Please see Site Summary, for current site.

                                                      Contract No : EK00032143/A
                                                      Quote No    : EK00032143/A
                                                      Date        : 10/01/01
                                                      Page        : 1 of 1

                                PRODUCT SCHEDULE

                           Period: 01/01/01 - 30/06/03

Customer Name :      EuroTel Bratislava, a.s.

  Site Number                             By Hardware                     By Software    Total

Added
ES0166866   EuroTel Bratislava, a.s.       5.875,20                        0,00           5.875,20

Total                                      5.875,20                        0,00           5.875,20

Contract Total                             5.875,20                        0,00           5.875,20 EUR

Quote valid to 09 Feb 2001